SUPPLEMENT DATED APRIL 27, 2011
TO THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION
DATED OCTOBER 1, 2010 FOR
STADION MANAGED PORTFOLIO CLASS A, C AND I SHARES AND
STADION CORE ADVANTAGE PORTFOLIO CLASS A, C AND I SHARES

On April 21, 2011, Stadion Money Management, LLC (“Stadion”), the investment adviser to the Stadion Managed Portfolio and the Stadion Core Advantage Portfolio (each a “Fund”, and collectively, the “Funds”), each a series of shares of the Stadion Investment Trust (the “Trust”), entered into an agreement with certain investment entities (the “TA Funds”) controlled and managed by TA Associates, Inc. (“TA”) that provides for the acquisition by the TA Funds, in the aggregate, of a 54.4% interest in Stadion (the “Transaction”).  Founded in 1968, TA is a private equity firm located at John Hancock Tower, 56th Floor, 200 Clarendon Street, Boston, Massachusetts 02116.  The Transaction is expected to close on or around June 30, 2011.

Each Fund’s current investment advisory agreement (together, the “Current Advisory Agreements”) provides for its automatic termination in the event of its assignment. As a result, the completion of the Transaction will result in the termination of the Current Advisory Agreements.  On April 22, 2011, the Trust’s Board of Trustees approved a new investment advisory agreement with Stadion for each Fund to become effective on the closing of the Transaction under which Stadion will provide the same advisory services on the same terms as are provided under the Current Advisory Agreements (the “New Advisory Agreements”). The Transaction will not result in any change in the advisory fees paid to any of the Funds or the investment objective or the principal investment strategies of the Funds, and Stadion’s portfolio management team will remain the same immediately following the Transaction.

The New Advisory Agreements will be submitted to shareholders of each Fund for approval at a special meeting that is expected to be held in June 2011.  A proxy statement, along with a notice of meeting and a proxy ballot with more information regarding the Transaction and the New Advisory Agreements, will be mailed to shareholders of each Fund.

Assuming that the shareholders approve the New Advisory Agreements, they will take effect upon the closing of the Transaction. In the event the Transaction is not consummated for any reason, the Advisor will continue to serve as the investment adviser of the Funds pursuant to the terms of the Current Advisory Agreements.

This supplement must be accompanied by, or read in conjunction with, the current Prospectuses and Statement of Additional Information for the Funds, dated October 1, 2010. Please keep this supplement for future reference.